Exhibit 32.1

                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Menderes Akdag, Chief Executive Officer and President (principal executive officer) and I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial officer) of PetMed Express, Inc. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the quarterly report on Form 10-Q for the quarter ended September 30, 2007 (the "Report") of the Registrant, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                    Date: November 2, 2007

                                    By: /s/  Menderes Akdag
                                       -----------------------------------
                                    Menderes Akdag
                                    Chief Executive Officer and President

                                    By: /s/  Bruce S. Rosenbloom
                                       -----------------------------------
                                    Bruce S. Rosenbloom
                                    Chief Financial Officer